UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008
TRANSMETA CORPORATION
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

00031803	770402448

(Commission File Number)	(IRS Employer Identification No.)

2540 Mission College Boulevard, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former nme or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 8.01	Other Events.
     On February 28, 2008, the Board of Directors of Transmeta Corporation, a Delaware corporation, sent to Riley Investment Management LLC a letter attached to this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Title or Description

99.1	Letter from the Board of Directors of Transmeta Corporation to Riley Investment Management LLC dated February 28, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: February 28, 2008	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.1	Letter from the Board of Directors of Transmeta Corporation to Riley Investment Management LLC dated February 28, 2008.